UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014

ConnectOne Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	001-35812	26-1998619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Sylvan Avenue Englewood Cliffs, New Jersey	07632
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (201) 816-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 29, 2014 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 29, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConnectOne Bancorp, Inc. (Registrant)
April 29, 2014 (Date)	/s/ WILLIAM S. BURNS William S. Burns Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated April 29, 2014